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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Historical Consolidated Financial Data" and "Experts" and to the use of our reports dated October 9, 1998, in the Registration Statement (Form S-1) and related Prospectus of USTMAN Technologies dated April 20, 1999.

                                        /s/ Ernst & Young LLP

Denver Colorado
April 20, 1999